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                                                                    EXHIBIT 99.1

RICHARD LEVIN (CA State Bar No. 66578)
PETER W. CLAPP (CA State Bar No. 104307)
STEPHEN J. LUBBEN (CA State Bar No. 190338)
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California  90071-3144
Telephone: 213/687-5000
Facsimile:  213/687-5600

Attorneys for Prandium, Inc. and FRI-MRD Corporation,
Debtors and Debtors in Possession



                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                               Santa Ana Division

In re                                  )  Case No. 02-13529-RA
                                       )
PRANDIUM, INC., and                    )  Chapter 11
FRI-MRD CORPORATION,                   )  (Jointly Administrated)
                                       )
                 Debtors.              )
                                       )  ORDER (1) CONFIRMING DEBTORS'
                                       )  JOINT REORGANIZATION PLAN;
                                       )  AND (2) GRANTING RELATED
                                       )  RELIEF
                                       )
                                       )
                                       )  Confirmation
                                       )  Hearing Date:  June 20, 2002
                                       )  Time:          9:30 a.m.
                                       )  Place:         Courtroom 6C
                                       )                 United States
                                       )                 Bankruptcy Ct.
                                       )                 411 West Fourth Street
                                       )                 Santa Ana, CA 92701
                                       )
                                       )
                                       )
                                       )
-------------------------------------- )


     On May 6, 2002 (the "Petition Date"), Prandium and its wholly-owned subsidiary, FRI-MRD Corporation (with Prandium, the "Debtors") filed voluntary petitions for relief under Chapter 11 in this Court. With their petitions, the Debtors filed (among other things) their "prepackaged" joint reorganization plan, dated as of May 6, 2002 (the "Plan").

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     The Court held its hearing to consider the Plan's confirmation on June 14 and June 20, 2002. Richard Levin appeared for the Debtors at the hearing. Other appearances are noted in the record of the hearing. At the hearing, the Debtors agreed to certain modifications of the Plan, which are set forth herein.

     All capitalized terms used but not otherwise defined herein have the meanings given them in the Plan.

     For the reasons set forth in the Court's separate "Findings of Facts in Connection with Confirmation of Debtors' Joint Reorganization Plan," filed together with this Order, the Court hereby ORDERS:

     1. The Plan is confirmed. A copy of the Plan, as confirmed, is attached hereto as Exhibit A. The terms of the Plan are incorporated by reference into and are an integral part of this Confirmation Order. The Plan is confirmed in its entirety, notwithstanding the failure to refer to any specific provision of the Plan in this Order, except as expressly set forth below.

     2. Section 2.2 of the Plan is modified as follows: the reference to "Distribution Date" in clause (a) of the first sentence is deleted and replaced with the term "Effective Date."

     3. Section 7.5(i)(2) of the Plan is modified as follows: the final sentence is deleted and replaced in its entirety by the following: "The estimated amount of any Disputed Claim so determined by the Bankruptcy Court will determine the amount that the Disbursing Agent is required to reserve for the Claim, but will not limit the recovery to which the holder thereof may be entitled, if the Claim ultimately becomes an Allowed Claim in an amount greater than the estimated amount."

     4. Section 13.7 of the Plan is deleted in full and replaced by the following: "To the maximum extent permitted by law, none of the Informal Committee, its members, the Majority FRI-MRD Noteholder Representative, the Debtors' financial advisor or solicitation agent, or the employees (not including any outside counsel) of any of them (each, an

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"Indemnified Person") shall have or incur liability to any Person for an act taken or omission made in good faith in connection with or related to the formulation of the Plan, the Disclosure Statement, or a contract, instrument, release, or other agreement or document created in connection therewith, the solicitation of acceptances for or confirmation of the Plan, or the consummation and implementation of the Plan and the transactions contemplated therein. Each Indemnified Person shall in all respects be entitled to reasonably rely on the advice of counsel with respect to its duties and responsibilities under the Plan. The protections provided by this section shall be consistent with, and not exceed, those provided under Bankruptcy Code ss. 1125(e) to persons that solicit acceptances of a plan and those accorded to a statutory committee and its members under Bankruptcy Code ss. 1103."

     5. All objections to the Plan's confirmation are hereby overruled.

     6. In accordance with Bankruptcy Code ss. 1146(c), neither the issuance, transfer, or exchange of a security or the delivery of an instrument of transfer under this Plan shall be taxed under any law imposing a stamp tax or similar tax. All governmental officials and agents are hereby directed to forego the assessment and collection of any such tax or governmental assessment and to accept for filing and recording any of the foregoing instruments or similar documents without payment of such a tax or assessment.

     7. The Debtors are authorized to assume the executory contracts and unexpired leases listed in Plan Exhibit B and all other executory contracts and unexpired leases, as provided in the Plan. Among the executory contracts to be assumed is the Stock Purchase Agreement, dated May 10, 2002, between the Debtors and Latin Intellectual Properties, Inc. The Debtors are authorized to consummate the transactions contemplated in the Stock Purchase Agreement.

     8. On the Effective Date, the Debtors shall be discharged of all liability for payment of any Claims incurred before the Effective Date, to the fullest extent provided by

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Bankruptcy Code ss. 1141, except that any liability imposed by or assumed under the Plan shall not be discharged.

     9. No later than June 24, 2002, the Debtors shall serve notice by mail of the Plan's confirmation on all known creditors.

     10. July 30, 2002 is the deadline for filing any claim asserting an amount necessary to cure default under an executory contract or unexpired lease assumed under the Plan.

     11. Sixty days after the Effective Date is the deadline for filing a request for payment of an administrative expense arising from May 6, 2002 through the Effective Date, including all professionals' requests for allowance of compensation for services provided, and reimbursement of expenses incurred, during that period. The Disbursing Agent will not be required to maintain a reserve for any administrative expense unless a request for payment for that expense is filed by this deadline.

     12. The Debtors shall serve notice of the deadlines in the preceding two paragraphs on all parties to executory contracts and unexpired leases assumed under the Plan, on all parties in interest that have requested special notice, and on all entities that the Debtors reasonably believe may intend to file a request for payment of an administrative expense or a request for allowance of professional compensation.

     13. Without further order of the Court, the Reorganized Debtors, with the consent of counsel to Foothill, the Majority FRI-MRD Noteholder Representative and the Informal Committee, may modify any document included in the Plan Supplement, so long as the modification does not have a materially adverse effect on the distribution to any Class under the Plan.

     14. Within 120 days of the entry of this order, Reorganized Prandium shall file a status report explaining what progress has been made toward consummation of the confirmed Plan. The initial report shall be served on the United States Trustee, counsel to the Informal Group and to the Majority FRI-MRD Noteholder Representative, and those parties who have

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requested special notice. Further reports shall be filed every 120 days thereafter and served on the same entities, unless otherwise ordered by the Court, until substantial consummation of the Plan.

          The Report shall include at least the following information:

          (a) A schedule listing for each debt and each class of claims: the total amount required to be paid under the plan; the amount required to be paid as of the date of the report; the amount actually paid as of the date of the report; and the deficiency, if any, in required payments;

          (b) A schedule of any and all postconfirmation tax liabilities that have accrued or come due and a detailed explanation of payments thereon;

          (c) The Debtors' projection as to their continuing ability to comply with the terms of the plan;

          (d) An estimate of the date for Plan consummation and application for final decree; and

          (e) Any other pertinent information needed to explain the progress toward completion of the confirmed Plan.

          Reporting entities whose equity securities are registered under
     Section 12(b) of the Securities Exchange Act of 1934 may provide information from their latest 10Q or 10K filing with the S.E.C., if it is responsive to the requirements of this subsection.

          If these cases are converted to cases under Chapter 7, the property of the Reorganized Debtors shall be revested in the Chapter 7 estates.

     15. Notwithstanding Rule 3020(e), this Confirmation Order will take effect immediately upon its entry, and the Debtors may consummate the Plan in accordance with Article X of the Plan as soon as practicable thereafter.

Dated: June 20, 2002

                                               /s/  Robert Alberts
                                               ---------------------------------
                                               United States Bankruptcy Judge

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